Filed pursuant to Rule 497(e)
                                                      Registration No. 2-39560


                       SUPPLEMENT DATED MARCH 31, 1997
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1996
                                       OF
         IAI GROWTH FUND (a portfolio of IAI Investment Funds II, Inc.)
        IAI REGIONAL FUND (a portfolio of IAI Investment Funds IV, Inc.)
  IAI CAPITAL APPRECIATION FUND (a portfolio of IAI Investment Funds VI, Inc.)
    IAI EMERGING GROWTH FUND (a portfolio of IAI Investment Funds VI, Inc.)
     IAI MIDCAP GROWTH FUND (a portfolio of IAI Investment Funds VI, Inc.)
   IAI GROWTH AND INCOME FUND (a portfolio of IAI Investment Funds VII, Inc.)
        IAI VALUE FUND (a portfolio of IAI Investment Funds VIII, Inc.)


     The following replaces the disclosure beginning on page 23 concerning the management of each Fund:


     Each Fund is managed by a team of IAI investment professionals which is responsible for making the day-to-day investment decisions for such Fund. The team leads for each Fund are as follows:

     Martin Calihan has responsibility for the management of Capital Appreciation Fund. Mr. Calihan is a Vice President and has served as an equity analyst for IAI since 1992. Before joining IAI, Mr. Calihan was an equity analyst with Morgan Stanley and Company from 1991 to 1992, and with State Street Research management from 1990 to 1991. Mr. Calihan has managed Capital Appreciation Fund since its inception.

     David Himebrook has responsibility for the management of Emerging Growth Fund. Mr. Himebrook, an IAI Vice-President and equity portfolio manager, has been involved in the management of the Fund since November 1994. Prior to that time Mr. Himebrook had been employed as an equity portfolio manager by Lutheran Brotherhood since 1987.

     Mark Hoonsbeen has responsibility for the management of Regional Fund and Midcap Growth Fund. Mr. Hoonsbeen is a Vice President and has managed Regional Fund since he joined IAI in 1994 and Midcap Growth Fund since February 1997. Before joining IAI, Mr. Hoonsbeen served as an equity portfolio manager for the St. Paul Companies Inc. from 1986 to 1994.

     Mr. Hoonsbeen and David McDonald have responsibility for the management of Growth Fund. Mr. McDonald has managed Growth Fund since September 1994, when he joined IAI as a Vice President and equity portfolio manager. Before joining IAI, Mr. McDonald was a Managing Director of Wessels Arnold & Henderson from 1989 to 1994 and an Associate Portfolio Manager with IDS Financial Services from 1986 to 1989. Mr. Hoonsbeen has managed Growth Fund since February 1997.

     Donald Hoelting has responsibility for the management of Growth and Income Fund and Value Fund. Mr. Hoelting has managed each Fund since August 1996. Mr. Hoelting is a Vice President and has served as an equity portfolio manager of IAI since joining IAI in April 1996. Prior to joining IAI, Mr. Hoelting was Chief Investment Officer and Portfolio Manager for Jefferson National Bank and Trust from 1986 to 1996.